UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2008
VERAZ NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
926 Rock Avenue, Suite 20
San Jose, California 95131
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 750-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 10, 2008, Veraz Networks, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
     The information in this current report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Veraz Networks, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated November 10, 2008, Announcing Veraz Networks, Inc. Fiscal 2008 Third Quarter Financial Results.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Veraz Networks, Inc.
Dated: November 10, 2008	By:	/s/ Eric C. Schlezinger
Eric C. Schlezinger,
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated November 10, 2008, Announcing Veraz Networks, Inc. Fiscal 2008 Third Quarter Financial Results.